UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report
April 22, 2010
(Date of earliest event reported)

SOUTH JERSEY INDUSTRIES, INC.
(Exact name of registrant as specified in its charter)

New Jersey	1-6364	22-1901645
(State of incorporation)	( Commission File Number)	(IRS employer identification no.)

1 South Jersey Plaza, Folsom, New Jersey 08037
(Address of principal executive offices, including zip code)

(609) 561-9000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders

Our annual meeting of shareholders was held on April 22, 2010.

•	Class III directors (term expiring 2011) were elected as follows:

	For	Withheld	Broker Non-Vote
Helen R. Bosley, CFA	21,849,945	337,882	4,567,348
Edward J. Graham	20,891,253	1,296,574	4.567,348
Ambassador William J. Hughes	21,786,821	401,006	4,567,348
Herman D. James Ph.D.	21,114,474	1,073,353	4,567,348

•
The appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the year ending December 2010 was approved by a vote of 25,757,808 for the appointment and 880,497 against, with 116,870 abstentions.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SOUTH JERSEY INDUSTRIES, INC.

Date: May 19, 2010	By: /s/ David A. Kindlick
David A. Kindlick
Vice President & Chief Financial Officer